SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
May 19, 2026
Date of Report
(Date of Earliest Event Reported)
Pinnacle Financial Partners, Inc.
(Exact Name of Registrant as Specified in its Charter)

Georgia	001-43038	39-3738880
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3400 Overton Park Drive, Atlanta, Georgia 30339
(Address of principal executive offices) (Zip Code)
(706) 641-6500
(Registrant’s telephone number, including area code)
__________________________
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 Par Value	PNFP	New York Stock Exchange
Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series A	PNFP - PrA	New York Stock Exchange
Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series B	PNFP - PrB	New York Stock Exchange
Depositary Shares, each representing 1/40 interest in a Share of 6.75% Fixed-Rate Non-Cumulative Perpetual Preferred Stock Series C	PNFP - PrC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
On May 19, 2026, Pinnacle Financial Partners, Inc. (the “Company”) completed its previously-announced public offering of $750 million aggregate principal amount of its 5.596% Fixed Rate / Floating Rate Senior Notes due 2032 (the “Notes”). The Notes were registered pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-292560).
The Notes were issued under the Senior Indenture, dated February 13, 2012 (the “Base Indenture”), between the Company as successor to Synovus Financial Corp. (“Synovus”) and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as supplemented by the Supplemental Indenture, dated January 1, 2026, among the Company, Synovus and the Trustee (together with the Base Indenture, the “Indenture”). The Notes will bear interest (i) from and including May 19, 2026 to but excluding May 19, 2031 at a fixed rate of 5.596% per annum, payable semi-annually; and (ii) from and including May 19, 2031 to but excluding May 19, 2032 in accordance with the formula for Secured Overnight Financing Rate described in the prospectus supplement dated May 12, 2026, plus 1.70%, payable quarterly.
The foregoing descriptions of the Indenture and the Notes do not purport to be complete and are qualified in their entirety by reference to the full text of the documents, which are attached as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K, and are incorporated by reference herein.
A copy of the opinions of Wachtell, Lipton, Rosen & Katz and Allan E. Kamensky, Executive Vice President and Chief Legal Officer of the Company, relating to the validity of the Notes, are filed as Exhibits 5.1 and 5.2, respectively, hereto.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

4.1
Senior Indenture, dated February 13, 2012, between the Company, as successor to Synovus, and the Trustee, incorporated by reference to Exhibit 4.1 of Synovus’ Current Report on Form 8-K dated February 8, 2012, as filed with the SEC on February 13, 2012.

4.2
Supplemental Indenture, dated as of January 1, 2026, to the Senior Indenture, among the Company, Synovus and the Trustee, incorporated by reference to Exhibit 4.1 of the Company’s Form 8-K12B dated January 2, 2026, as filed with the SEC on January 2, 2026.

4.3	Form of Note.

5.1	Opinion of Wachtell, Lipton, Rosen & Katz, counsel to the Company, as to the validity of the Notes.

5.2	Opinion of Allan E. Kamensky, Executive Vice President and Chief Legal Officer of the Company, as to the validity of the Notes.

23.1	Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 5.1 hereof).

23.2	Consent of Allan E. Kamensky (included in Exhibit 5.2 hereof).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Pinnacle Financial Partners, Inc. has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE FINANCIAL PARTNERS, INC.

Date: May 19, 2026	By:	/s/ Allan E. Kamensky
Name: Allan E. Kamensky
Title: Executive Vice President Chief Legal Officer